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                                                                     Exhibit 23
                                                      Form 8-K, Commission File
                                                                  Number 1-3671


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report on the combined financial statements of GTE Government Systems Corporation included in this Form 8-K, into General Dynamics Corporation's previously filed Registration Statements File Numbers 33-23448, 2-23904, 2-23032, 2-28952, 2-50980, 2-24270, 33-42799, 33-80213 and 33-81051.


                                                      /s/  ARTHUR ANDERSEN LLP
                                                      ------------------------
                                                      ARTHUR ANDERSEN LLP


Boston, Massachusetts

June 24, 1999